Exhibit 10.11

ELEVENTH MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (the "Agreement") is made as of the 29th day of June, 2001, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

BACKGROUND

The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

The Advances are evidenced by the Borrower's Third Amended and Restated Note dated as of March 1, 2001 (the "Note") in the stated principal amount of $55,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

The Borrower has requested that the Lender extend the term of the Lender's commitment under the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modification subject to the terms and conditions of this Agreement .

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    Warehouse Credit Agreement. The definition of "Expiry Date" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

    "Expiry Date" shall mean the earlier of (i) September 30, 2001 as such date may be extended upon mutual agreement among the Borrower, the Lender and the Agent from time to time, (ii) the date which is fifteen days prior to the Liquidity Termination Date in effect from time to time and (iii) the date that is 120 days after the date on which the Lender shall have given the Borrower the notice referred to in Section 9.13 hereof."

    References to Warehouse Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Note and the Warehouse Security Agreement to the Warehouse Credit Agreement shall mean and be a reference to the Warehouse Credit Agreement as amended hereby.
    Ratification of Documents.
      Except as specifically amended herein, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.
      The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.
    Representations and Warranties. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.
    Miscellaneous.
      This Agreement shall be governed by and construed according to the laws of the State of New York without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.
      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
      This Agreement is intended to take effect as a document under seal.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written,

E-LOAN, INC.

By: /s/ Joseph J. Kennedy
President

COOPER RIVER FUND G INC.

By: /s/ illegible
Assistant Treasurer

GE CAPITAL MORTGAGE SERVICES, INC.

By: /s/ illegible
Vice President